ROPER

Calendar Third Quarter 2003 Results
Conference Call
October 27, 2003

Safe Harbor Statement

The information provided in this presentation contains forward looking statements within the meaning of the federal securities laws. These forward looking statements include, among others, statements regarding our proposed acquisition of Neptune Technology Group Holdings Inc. (the acquisition), the terms of our financing plan, and the impact of our acquisition of the acquisition on our future results of operations and cash flows. These statements reflect management's current beliefs and are not guarantees of performance. They involve risks and uncertainties, which could cause actual results to differ materially from those contained in any forward looking statement. Such risks and uncertainties include our ability to complete the acquisition, secure financing on favorable terms, integrate the acquisition and realize expected synergies. We also face other general risks, including reductions in our business with Gazprom, our ability to realize cost savings from our restructuring initiatives, unfavorable changes in foreign exchange rates, difficulties associated with exports, risks associated with our international operations, difficulties in making and integrating acquisitions, increased product liability and insurance costs, increased warranty exposure, future competition, changes in the supply of, or price for, parts and components, environmental compliance costs and liabilities, risks and costs associated with asbestos related litigation and potential write-offs of our substantial intangible assets. These and other important risk factors are discussed in our Annual Report on Form 10-K for the fiscal year ended October 31, 2002, and may be discussed in subsequent filings with the SEC. You should not place undue reliance on any forward looking statements. These statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events.

We refer to certain non-GAAP financial measures in this presentation, which are defined in the Investor Information section of our website at www.roperind.com. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures can be found in this presentation.

Record Calendar Q3 Performance

- Net Sales Up 8% Over the Prior Year Period to $172 Million
  - Excluding Gazprom and 2002 Acquisitions, Net Sales Increased 9%
  - $8 Million Lower Net Sales to Gazprom
  - Second Consecutive Quarter of Organic Growth (Excl. Gazprom)
- Gross Profit Up 9% to $93 Million
- Income from Operations (Before $1 Million of Restructuring Costs) Increased 22% to $34 Million
- Earnings from Continuing Operations Increased 28% to $20 Million

Four New Records

Calendar Third Quarter Highlights

- Diluted EPS (DEPS) from Continuing Operations of $0.62
  - Up 27% Versus $0.49 in the Prior Year
  - $1 Million of Restructuring Charges in the Current Year Quarter

- Net Debt-to-Net Cap Reduced to 38.3%
  - Down from 45.2% at the Beginning of the Calendar Year
  - Generated $21 Million of Cash From Operating Activities in Q3

- Signed Definitive Agreement to Acquire Neptune Technology Holdings Inc.

Strong Earnings, Strengthening Balance Sheet Enables Great Deal

Calendar Third Quarter Highlights

- Sale of Petrotech Completed
  - Eliminates Discontinued Operations in August
- Restructuring Initiatives Nearing Completion
  - Mexican Operations Underway…Formal Opening This Week
  - Expect to Complete Most Actions by Yearend
- Operating Margin of 19.5% Before Restructuring Charges
  - 18.9% Operating Margin Including $1 Million of Restructuring Costs
  - Up Sharply from Q3 2002 Margin of 17.2%

Strengthening Operating Margins

Third Quarter Demonstrates Powerful Earnings Model

(Millions)	Q3 '03	Q3 '02	Increase	
Net Sales	$172.1	$159.3	$12.8	+8.0%
Income from Operations	$32.5	$27.4	$5.1	+18.6%
Restructuring Costs	1.0	-	1.0	
Adjusted Income from Operations	$33.5	$27.4	$6.1	+22.3%
Incremental Benefit			48%	

Positioned for Stronger Results as Markets Rebound

Income Statement

(Thousands)	Q3 2003	Q3 2002	Yr-Yr Comments
Net Sales	$172,064	$159,285	• +8% • Strength in Oil & Gas Projects and Imaging
Gross Profit	$93,170 54.1%	$85,332 53.6%	• Gross Margin Expansion
Income from Operations			
Before Restructuring	$33,549 19.5%	$27,415 17.2%	• 230 Basis Point Gain in Operating Margins
After Restructuring	$32,521 18.9%	$27,415 17.2%	• $1.0 Million in Q3 2003 Restructuring Costs
Diluted EPS (DEPS)			
From Con't Ops.	$0.62	$0.49	• Record Earnings from Continuing Operations of $19.8 Million
Net	$0.56	$0.48	• DEPS from Continuing Ops +27%

Strong Operating Results Drive Earnings

Balance Sheet, Cash Flow

(Millions)

	Q3 2003	Q3 2002	
EBITDA	**$36.3**	$31.4	• Improved 16% Yr-Yr, Even After $1 Million of Restructuring Costs
Percent of Net Sales	21.1%	19.7%	
Excluding Restructuring	21.7%	19.7%	
EBITDA-to-Interest	**9.0X**	6.7X	• Coverage Ratio Based on Quarterly Results

	Q3 2003	Q4 2002	
Net Debt-to-Net Cap	**38.3%**	45.2%	• $21 Million in Cash Flow from Operating Activities in Q3 2003

Expect Even Stronger Cash Flow in Q4

Energy Systems and Controls

Compressor Controls ▪ Metrix Instruments ▪ Zetec

<u>Highlights</u>

- Net Orders Up 17% Excluding Gazprom
- Orders from Gazprom Down 31%
  - $8 Million Less Sales to Gazprom
- Strong Oil & Gas Project Net Sales
- Zetec Seasonally Strong in Q3
- Operating Margins Up to 25.6% in Q3 2003 from 21.3% in the Prior Year Period



$41.6
$10.6
$33.4
$7.1
Q3 2003
Q3 2002
Net Sales
Operating Profit
(Millions)

Overcoming Challenges and Driving Results

Industrial Technology

Abel Pump ▪ AMOT ▪ Cornell Pump ▪ Flow Tech. ▪ Fluid Metering ▪ Hansen ▪ Roper Pump

<u>Highlights</u>

- Net Orders Up 8%
- Water/Wastewater Project Timing
  - Expect Strong Q4 Sales
- Started Mexican Operations
  - Shipping to Customers
  - Analyzing Sourcing Opportunities
- Abbott Delays Affecting Medical Pump Sales in Q4
- Operating Profit Margins at 22.8%*


$43.2
$9.9 *
$45.1
$10.9
Q3 2003
Q3 2002
Net Sales
Operating Profit
(Millions)

Favorable Comparisons to Prior Year Expected in Q4

* Results Exclude $0.5mm of Restructuring Charges Recorded in Q3 2003. Including These Charges, Operating Profit was $9.4 Million or 21.7% of Net Sales.

Instrumentation

Acton Research ▪ Antek ▪ Integrated Designs ▪ Logitech ▪ PAC ▪ Struers ▪ Uson

Highlights

- Net Orders Up 2% Despite Difficult Telecom and Semiconductor Markets
- Net Sales Up for Second Consecutive Quarter
- Restructuring Activities Completed
  - Acton/IDI Margins Up Sequentially
  - Uson/Qualitek Margins Climbing
  - Struers New Facility Contributing to Q4 Improvements
- Operating Profit Margins Increased to 18.4% from 17.4% in Q3 2002 and from 12.1% in Q2 2003



$44.6
$8.2
$44.3
$7.7
Q3 2003
Q3 2002
Net Sales
Operating Profit
(Millions)

Expect Continued Strengthening in Q4

Scientific & Industrial Imaging

Gatan ▪ Media Cybernetics ▪ QImaging ▪ Redlake ▪ Roper Scientific

Highlights

- Net Orders Up 4%
- Net Sales Up 17%
  - Continued Strength in Electron Microscopy
- Redlake Production Integration Producing Expected Benefits
  - Higher Margins
  - Better Quality, Delivery
- Operating Profit Up 89%* Over the Prior Year
- Margins Increased from 12.5% to 20.2%*



$42.6
$8.6*
$36.5
$4.6
Q3 2003
Q3 2002
Net Sales
Operating Profit
(Millions)

Restructuring Initiatives Producing Results

* Results Exclude $0.5mm of Restructuring Charges Recorded in Q3 2003. Including These Charges, Operating Profit was $8.1 Million or 19.0% of Net Sales, 77% Higher than the Prior Year Period.

Growth Continues in 2003

Net Sales
(Millions)


$614 [1]
$650+
2002
2003E

DEPS from Continuing Operations
(Millions)


$1.95
$2.00+
2002
2003E

- $27-$32 Million Lower Sales to Gazprom in 2003
- 2003 Includes Approximately $0.13 Per Diluted Share of Restructuring Costs[2]

Neptune Technology Group (NTG) Holdings: Exciting New Platforms for 2004

[1] Included $52M in Sales to Gazprom. [2] Assumes $6-$6.5 Million of Costs, the Current Effective Tax Rate and 32 Million Shares.

NTG Holdings: A Great Fit

ROPER

Technology/Engineered Content

- Automatic Meter Reading (AMR)
- Rugged/Portable Instruments
- Software Protocol
- Consultative Selling

YES

High Gross Margins

- 35% to 55% Gross Margins Across Product Lines

YES

EBITDA Margin Capture

- 29% EBITDA Margin

YES

Grow and Reinvest

- Low Capital Expenditures
- High Inventory Turns

- Product Development
- AMR Growth
- DAP Growth
- Software Applications

- Excess Cash

Acquisition Meets Disciplined Criteria

Four Growth Businesses

ROPER

2003E Net Sales: $195+ Million


45%
40%
15%

Water AMR

- AMR net sales doubled since '99
- 89% of total water AMR market still untapped
- Rapid growth

Water Meters

- 27 million installed residential water meters in North America
- 2/3 of sales from meter replacements, upgrades
- Steady growth

Software

- Software for meter reading, work order management and route optimization
- Complements hand-held offering and provides access to larger customer base

Handheld Devices

- Leader in fully rugged hand-held portable and tablet data collection instruments
- End-markets include military, manufacturing, transportation, field service and utilities

Fit Roper's Instrumentation and Industrial Technology Competencies

NTG Holdings : Consistent Revenue Growth



Neptune Net Sales ($Millions)
200
175
150
125
100
75
50
25
0
1972
1977
1982
1987
1992
1997
2002
= Periods of Economic Recession

Stable Growth Through Cycles

Acquisition Enhances Roper's Balanced Diversification



Other
Energy
Semicon
15%
3%
Refrigeration
4%
25%
Automotive
5%
10%
25%
Gen'l Ind.
13%
Research
Water
Other
19%
Semicon
4%
32%
Energy
Refrigeration
6%
6%
3%
Automotive
13%
17%
Water
Gen'l Ind.
Research
Other
34%
45%
Energy
21%
Gen'l Ind.
1992 Roper
2002 Roper
2002 Roper + Neptune Technology Group Holdings

Note: 1992 and 2002 reflect fiscal year customer net sales data by end market. 2002 combined reflects Roper's fiscal year data combined with Neptune's calendar year data.

Summary

ROPER

Strong Performance in the Third Quarter

Records:

- Net Sales: $172 Million +8%
- Gross Profit: $93 Million +9%
- Income from Ops (Excl. Restructuring): $34 Million +22%
- Earnings from Con't Ops of $20 Million +28%

Other Growth Metrics:

- Organic Net Sales (Ex-Gazprom) +9%
- Op Margin Grew to 19.5% (Excl. Restructuring)
- EBITDA Margins Increased to 21.1%
- DEPS from Con't Ops +27% to 62¢

Neptune Technology Group Holdings is a Compelling Transaction for Roper

- Solid Market Positions with Growth Opportunities
- Attractive Financial Results

Roper: Positioned for Record Results in 2004 and Beyond

ROPER

Appendix

Reconciliations and Definitions

(Amounts in $Thousands)	Q3 2003	Q3 2002
Roper Industries, Inc. EBITDA		
Net Earnings	$17,873	$15,228
Remove: Loss From Discontinued Operations	1,912	242
Add: Interest Expense	4,018	4,682
Add: Income Taxes	8,479	6,951
Add: Depreciation and Amortization	4,017	4,321
Equals: EBITDA	36,299	31,424
Divided by: Net Sales	$172,064	$159,285
Equals: EBITDA Margin	21.1%	19.7%
	September 30, 2003	December 31, 2002
Net Debt-to-Total Net Capital		
Total debt	$288,487	$329,601
Less: Cash	14,510	15,270
Equals: Net debt	273,977	314,331
Add: Shareholders' equity	441,728	380,981
Equals: Net capital	$715,705	$695,312
Net debt divided by Net Capital	38.3%	45.2%

Note 1: EBITDA means earnings from continuing operations plus interest expense, income taxes, depreciation and amortization.
Note 2: Net debt-to-Net cap means (total debt less cash) divided by (total debt less cash plus shareholders' equity)